First Quarter 2022 Earnings Slides May 3, 2022

2 Forward-Looking Statements This presentation includes forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward looking statements are based on management’s current expectations, are not guarantees of future performance and are subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-looking statements. Many of these risk factors are outside of the company’s control, and as such, they involve risks which are not currently known to the company that could cause actual results to differ materially from forecasted results. Factors that could cause or contribute to such differences include those uncertainties regarding the impact of the COVID-19 pandemic on our business and the economy generally, and those other matters disclosed in the company’s Securities and Exchange Commission filings. The forward-looking statements in this document are made as of the date hereof and the company does not undertake to update its forward-looking statements.

3 First Quarter Summary ❑ Basis of Presentation for KAR Financial Information o KAR’s financial performance represents the continuing operations of the business, excluding the discontinued operations of the ADESA U.S. physical auctions (based on management’s intention to sell the business). The results discussed herein refer to the continuing operations of KAR and do not include the results of the ADESA U.S. physical auctions. o Balance sheet – the assets and liabilities of the ADESA U.S. physical auctions are presented as: Current assets held-for-sale, Non-current assets held for sale, Current liabilities held-for- sale and Non-current liabilities held-for-sale o Income statement – the results of the ADESA U.S. physical auctions are presented as a single line item: Income from discontinued operations, net of income taxes o Statement of cash flows – the results of the ADESA U.S. physical auctions are presented as: Net cash provided by/used by operating activities – discontinued operations, Net cash provided by/used by investing activities – discontinued operations and Net cash provided by/used by financing activities – discontinued operations ❑ ADESA Financial Performance o 351K vehicles sold, a decrease of 23% over the prior year o 86% of vehicles sold were off-premise o Digital dealer-to-dealer - 143K vehicles sold in Q1 2022, an increase of 31% over the prior year, or 6% when including CARWAVE volumes in both years o $255 gross profit per unit sold o SG&A of $108.4M resulted in $309 per vehicle sold ❑ AFC Financial Performance o 372K loan transaction units o $226 revenue per loan transaction, an increase of 28% over the prior year

4 F i r s t Q u a r t e r R e s u l t s

5 KAR Q1 2022 Highlights* ($ in millions, except per share amounts) KAR Q1 2022 Q1 2021 Total operating revenues from continuing operations $369.4 $369.8 Gross profit** $158.6 $166.0 % of revenue** 42.9% 44.9% SG&A $118.9 $107.3 Other (income) expense, net $1.2 ($49.7) EBITDA $38.4 $108.2 Adjusted EBITDA $49.1 $77.2 Net income (loss) from continuing operations ($8.4) $26.2 Net income (loss) from continuing operations per share – diluted ($0.16) $0.10 Weighted average diluted shares 121.4 129.7 Operating adjusted net income (loss) from continuing operations per share – diluted ($0.02) $0.26 Weighted average diluted shares – including assumed conversion of preferred shares 156.5 162.4 Dividends declared per common share $-- $-- Effective tax rate 35.9% 48.3% Capital expenditures $13.5 $11.9 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended March 31, 2022. ** Exclusive of depreciation and amortization

6 ADESA Q1 2022 Highlights* ($ in millions, except RPU) ADESA Q1 2022 Q1 2021 Auction fees $101.4 $102.5 Service revenue $137.5 $146.3 Purchased vehicle sales $46.3 $55.2 Total ADESA revenue from continuing operations $285.2 $304.0 Gross profit** $89.4 $113.7 % of revenue, excluding purchased vehicles** 37.4% 45.7% SG&A $108.4 $98.5 Other (income) expense, net ($1.8) ($5.4) EBITDA ($17.3) $20.4 Adjusted EBITDA ($1.0) $39.9 % of revenue (0.4%) 13.1% Commercial vehicles sold 174,000 320,000 Dealer consignment vehicles sold 177,000 138,000 Total vehicles sold 351,000 458,000 Auction fees per vehicle sold $289 $224 Gross profit per vehicle sold** $255 $248 On-premise mix 14% 12% Off-premise mix 86% 88% For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended March 31, 2022. ** Exclusive of depreciation and amortization

7 AFC Q1 2022 Highlights* For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended March 31, 2022. ** Exclusive of depreciation and amortization ($ in millions, except for revenue per loan transaction) AFC Q1 2022 Q1 2021 Interest and fee income $83.4 $68.6 Other revenue $2.2 $2.0 Provision for credit losses ($1.4) ($4.8) Total AFC revenue $84.2 $65.8 Gross profit** $69.2 $52.3 % of revenue** 82.2% 79.5% SG&A $10.5 $8.8 Other (income) expense, net $3.0 ($44.3) EBITDA $55.7 $87.8 Adjusted EBITDA $50.1 $37.3 Loan transactions 372,000 372,000 Revenue per loan transaction $226 $177 Provision for credit losses % of finance receivables 0.2% 1.0% Managed receivables $2,757.8 $1,984.4 Obligations collateralized by finance receivables $1,866.6 $1,239.1

8 March 31, 2022 Leverage (US$ in millions) Corporate Credit Ratings: S&P B, Moodys B2 * As defined in the Credit Agreement Balance Maturity Term Loan B-6 (Adjusted LIBOR + 2.25%) $926 2026 Revolving Credit Facility (Adjusted LIBOR + 1.75%) 101 2024 Senior Notes (Fixed 5.125%) 950 2025 Finance Leases & Other 20 Total 1,997 Less: Available Cash* (137) Net Debt $1,860 Senior Secured Net Leverage Ratio 2.1 Total Net Debt Ratio 4.9

9 A P P E N D I X

10 Non-GAAP Financial Measures EBITDA is defined as net income (loss), plus interest expense net of interest income, income tax provision (benefit), depreciation and amortization. Adjusted EBITDA is EBITDA adjusted for the items of income and expense and expected incremental revenue and cost savings as described in the company's senior secured credit agreement covenant calculations. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about one of the principal measures of performance used by the company’s creditors. In addition, management uses EBITDA and Adjusted EBITDA to evaluate the company’s performance. Depreciation expense for property and equipment and amortization expense of capitalized internally developed software costs relate to ongoing capital expenditures; however, amortization expense associated with acquired intangible assets, such as customer relationships, software, tradenames and non-compete agreements are not representative of ongoing capital expenditures but have a continuing effect on our reported results. Non-GAAP financial measures of operating adjusted net income (loss) from continuing operations and operating adjusted net income (loss) from continuing operations per share, in the opinion of the company, provide comparability to other companies that may not have incurred these types of non-cash expenses or that report a similar measure. In addition, net income (loss) and net income (loss) per share have been adjusted for certain other charges, as seen in the following reconciliation. EBITDA, Adjusted EBITDA, operating adjusted net income (loss) from continuing operations and operating adjusted net income (loss) from continuing operations per share have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the results as reported under GAAP. These measures may not be comparable to similarly titled measures reported by other companies.

11 Q1 2022 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended March 31, 2022 ADESA AFC Consolidated Net income (loss) from continuing operations ($39.4) $31.0 ($8.4) Add back: Income taxes (15.1) 10.4 (4.7) Interest expense, net of interest income 13.2 12.3 25.5 Depreciation and amortization 23.9 2.1 26.0 Intercompany interest 0.1 (0.1) - EBITDA ($17.3) $55.7 $38.4 Non-cash stock-based compensation 4.4 0.8 5.2 Acquisition related costs 0.3 - 0.3 Securitization interest - (10.4) (10.4) (Gain)/Loss on asset sales (0.1) - (0.1) Severance 3.2 0.2 3.4 Foreign currency (gains)/losses 1.2 - 1.2 Net change in unrealized (gains) losses on investment securities - 3.0 3.0 Professional fees related to business improvement efforts 7.3 0.8 8.1 Total Addbacks/(Deductions) 16.3 (5.6) 10.7 Adjusted EBITDA ($1.0) $50.1 $49.1 Revenue $285.2 $84.2 $369.4 Adjusted EBITDA % margin (0.4%) 59.5% 13.3%

12 Q1 2021 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended March 31, 2021 ADESA AFC Consolidated Net income (loss) from continuing operations ($30.5) $56.7 $26.2 Add back: Income taxes 5.0 19.5 24.5 Interest expense, net of interest income 21.3 9.3 30.6 Depreciation and amortization 24.5 2.4 26.9 Intercompany interest 0.1 (0.1) - EBITDA $20.4 $87.8 $108.2 Non-cash stock-based compensation 4.4 0.7 5.1 Acquisition related costs 1.3 - 1.3 Securitization interest - (6.8) (6.8) (Gain)Loss on asset sales - (0.8) (0.8) Severance 0.2 0.2 0.4 Foreign currency (gains)/losses 2.2 - 2.2 Contingent consideration adjustment 11.2 - 11.2 Net change in unrealized (gains) losses on investment securities - (43.5) (43.5) Other 0.2 (0.3) (0.1) Total Addbacks/ (Deductions) 19.5 (50.5) (31.0) Adjusted EBITDA $39.9 $37.3 $77.2 Revenue $304.0 $65.8 $369.8 Adjusted EBITDA % margin 13.1% 56.7% 20.9%

13 (1) The Series A Preferred Stock dividends and undistributed earnings allocated to participating securities have not been included in the calculation of operating adjusted net income (loss) from continuing operations and operating adjusted net income (loss) from continuing operations per diluted share. (2) The effective tax rate at the end of each period presented was used to determine the amount of income tax benefit on the acquired amortization expense. There was no income tax benefit related to the contingent consideration adjustment because this item is not deductible for income tax purposes. Operating Adjusted Net Income (Loss) from Continuing Operations per Share Reconciliation ($ in millions, except per share amounts), (unaudited) Three Months ended March 31, 2022 2021 Net income (loss) ($0.3) $50.9 Less: income from discontinued operations (8.1) (24.7) Net income (loss) from continuing operations (1) ($8.4) $26.2 Acquired amortization expense 8.6 8.5 Contingent consideration adjustment - 11.2 Income taxes (2) (3.1) (4.1) Operating adjusted net income (loss) from continuing operations ($2.9) $41.8 Operating adjusted net income (loss) from continuing operations per share − diluted ($0.02) $0.26 Weighted average diluted shares 156.5 162.4